                         NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, dated ____________, 1996 and effective as of June 28, 1996, is made by and between __________, a __________ corporation hereinafter referred to as "Company," and __________, an employee or director of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as "Optionee":

         WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock; and

         WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

         WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - AMC

         "AMC" shall mean American Medserve Corporation, a Delaware corporation.

SECTION 1.2 - BOARD

         "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 - CAUSE

         "Cause" shall mean (a) the conviction of a felony by the Optionee (b) the commission of any act by the Optionee that is materially injurious to the Company and that involves dishonesty, disloyalty or fraud with respect to the Company, (c) the Optionee's gross negligence or willful misconduct with respect to the Company that is materially injurious to the Company or (d) the Optionee's substantial and repeated failure to perform duties commensurate with his or her position as reasonably directed in writing by the Board in good faith.

SECTION 1.4 - CODE

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5 - COMMITTEE

         "Committee" shall mean the full Board; provided, however, that the Board may, but need not, delegate its rights and duties hereunder to a committee consisting of two or more Board members to serve as the Committee hereunder during the pleasure of the Board. Any such committee shall have such powers and duties as are delegated to it by the Board.

SECTION 1.6 - COMMON STOCK

         "Common Stock" shall mean the common stock of the Company.

SECTION 1.7 - COMPANY

         "Company" shall mean __________.

SECTION 1.8 - EXCHANGE ACT

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.9 - MEASUREMENT DATE

         "Measurement Date" shall mean __________.

SECTION 1.10 - OFFICER

         "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.11 - OPTION

         "Option" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

SECTION 1.12 - PARENT CORPORATION

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

SECTION 1.13 - PARTICIPATION AGREEMENT

         "Participation Agreement" shall mean the agreement of even date herewith entered into by and among the Company and the Optionee that shall govern certain terms of the Option and shall govern the shares acquired upon exercise of the Option.

SECTION 1.14 - PLAN

         "Plan" shall mean the Stock Option Plan for Directors and Executive and Key Employees of __________.

SECTION 1.15 - RULE 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.16 - SECRETARY

         "Secretary" shall mean the Secretary of the Company.

SECTION 1.17 - SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.18 - SUBSIDIARY

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

SECTION 1.19 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                      ARTICLE II

                                   GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

         On the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of ______ shares of Common Stock upon the terms and conditions set forth in this Agreement and in the Participation Agreement.

SECTION 2.2 - PURCHASE PRICE

         The purchase price of the shares of stock covered by the Option shall be $______ per share without commission or other charge.

SECTION 2.3 - NOT A CONTRACT OF EMPLOYMENT

         Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

SECTION 2.4 - ADJUSTMENTS IN OPTION

         The Option shall be subject to the provisions of Section 2.3 of the Plan and Section 4 of the Participation Agreement.

                                     ARTICLE III

                               PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

    (a)  (i)       An installment consisting of 20% of the shares covered by
    the Option shall become exercisable within 90 days following each of the first five anniversaries of the Measurement Date if the Company achieves the performance targets established by Committee for the fiscal year ending immediately prior to such anniversary.

         (ii) Within 90 days of each fiscal year end, the Committee shall certify whether the respective performance targets have been met, and shall determine the extent to which the Option has become exercisable.

         (iii) As of the date hereof, ___% of the shares covered by the Option are exercisable under this Section 3.1(a) based on attainment of the performance targets through June 30, 1996.

    (b) Notwithstanding subsection (a), and subject to Section 5.6, the Option shall become exercisable in seven (7) equal cumulative installments of one-seventh each on each of the first seven anniversaries of the Measurement Date.

    (c) Except as the Committee may, in its discretion, determine otherwise, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 - EXPIRATION OF OPTION

         The Option may not be exercised to any extent by anyone after the first to occur of the following events:

    (a)  The expiration of ten years from the date the Option was granted; or

    (b) Except if the Optionee is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than death, Cause or voluntary resignation, provided that if the Optionee dies within said three-month period, the Options shall cease to be exercisable upon the expiration of one year from the Optionee's date of death; or

    (c) If the Optionee is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than Cause or death; provided that if the Optionee dies within said one-year period, the Options shall cease to be exercisable upon the expiration of one year from the Optionee's date of death; or

    (d) The date of the Optionee's Termination of Employment for Cause or by reason of voluntary resignation; or

    (e)  The expiration of one year from the date of the Optionee's death.

                                      ARTICLE IV

                                  EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Optionee, only he or she may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by his or her personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2.

SECTION 4.3 - MANNER OF EXERCISE

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable under
Section 3.2:

    (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee.

    (b) Full payment for the shares with respect to which such Option or portion is thereby exercised. The payment shall be paid in cash or if the Option Agreement so provides, (i) in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company, having a fair market value on the date of exercise equal to the aggregate exercise price of the exercised Option or portion thereof, (ii) in whole or in part, by surrender of shares of Common Stock then issuable upon exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the exercised Option (or portion thereof), or
(iii) by any combination of the foregoing. Fair market value for purpose of this Section 5.3(b) shall be determined as of the date of exercise pursuant to the method described in Section 4.2(b) of the Plan.

    (c) Such representations and documents as the Committee, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

    (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, that with the consent of the Committee, (i) shares of Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 4.4, shares of Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment.

    (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CERTAIN TIMING REQUIREMENTS

         To the extent necessary to comply with the requirements to which shares of Common Stock are subject under Rule 16b-3, Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the tax withholding consequences of such exercise only (a) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (b) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 4.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange

Commission or of any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

    (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

    (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.6 - RIGHTS AS SHAREHOLDER

         The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

SECTION 4.7 - TRANSFER RESTRICTIONS

         Shares acquired upon exercise of Options shall be subject to the terms of the Participation Agreement. To the extent necessary to comply with the requirements to which shares of Common Stock are subject under Rule 16b-3, unless otherwise approved in writing by the Committee, no shares acquired upon exercise of an Option by any Optionee who is an Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that the Option was granted.

                                      ARTICLE V

                                   OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

         The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

SECTION 5.2 - OPTION NOT TRANSFERABLE

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

         The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him, her or it. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONSTRUCTION

         This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

SECTION 5.7 - CONFORMITY TO SECURITIES LAWS

         The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.8 - COVENANT NOT TO COMPETE; CONFIDENTIAL INFORMATION

         (a) In consideration of the Company entering into this Agreement with the Optionee, the Optionee hereby agrees that effective as of the date hereof, for so long as the Optionee is employed by the Company or a Parent Corporation or Subsidiary and for a period of two years thereafter (the "Noncompete Period"), the Optionee shall not at any time in any capacity, directly or indirectly, do any of the following: (i) provide any management, consulting, financial, administrative or other services to any Competing Organization (as defined below), including without limitation, participating directly or indirectly as an officer, director, stockholder, member, operator, sole proprietor, independent contractor, consultant, franchisor, franchisee, owner, employee, agent, representative or partner of, or having any direct or indirect financial interest (including, without limitation, the interest of a creditor) in, any "Competing Organization" or (ii) permit the Optionee's name to be used by any Competing Organization. "Competing Organization" shall include any person, organization, business or other enterprise (x) located or doing business within the states of Illinois and Wisconsin (the "Geographic Area"), and (y) currently engaged in, or about to become engaged in, a business identical to or similar to the business of the Company or any of its affiliates, including without limitation, the provision of the following services and/or products: enteral nutrition services and products, parenteral services and products, infusion therapy services and products, wound care management services and products, urological services and products, ostomy services and products, and pharmacy or pharmaceutical services and products.

         (b) During the Non-Compete Period, the Optionee shall not at any time in any capacity, directly or indirectly, (i) induce or attempt to induce any employee of the Company or any of its affiliates to leave their employ, or otherwise solicit the employment of any employee of the Company or any of its affiliates, hire any such employee or in any way interfere with the relationship between the Company or any of its affiliates and any of their respective employees, (ii) induce or attempt to induce any supplier, licensee, licensor, franchisee, or other business relation of either the Company or any of its affiliates to cease doing business with them or in any way interfere with the relationship between either the Company or any of its affiliates and any of their respective customers or business relations, or (iii) solicit the business of any then existing patient or customer of the Company or any of its affiliates.

         (c) The Optionee will not disclose or use at any time for so long as the Optionee is employed by the Company or a Parent Corporation or Subsidiary and thereafter, any Confidential Information (as defined below) of which the Optionee is or becomes aware, whether or not such information is developed by him or her, except to the extent that such disclosure or use is directly related to and required by the Optionee's performance of duties, if any, assigned to the Optionee by the Company. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or a Parent Corporation or Subsidiary in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures,
(iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists, (x) other copyrightable works, (xi) all technology and trade secrets, and (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date the Optionee proposes to disclose or use such information. The Optionee acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company and any Parent Corporation or Subsidiary (including its predecessors) and conceived, developed or made by the Optionee while employed by the Company or a Parent Corporation or Subsidiary belong to the Company. The Optionee will perform all actions reasonably requested by the Company (whether during or after the Noncompete Period) to establish and confirm such ownership at the Company's expense (including without limitation assignments, consents, powers of attorney and other instruments).

         (d) Notwithstanding subsections (a), (b) and (c), if, at the time of enforcement of any of the provisions of this Section 5 a court holds that the restrictions stated herein are unreasonable under the circumstances then existing or are otherwise illegal, invalid or unenforceable in any respect by reason of its duration, definition of Geographic Area or scope of activity, or any other reason, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

         (e) The Company and the Optionee Investor hereby acknowledge and agree that the provisions of this Section 5 in no way amend, modify or supersede any other non-compete or non-solicitation agreement between the Company or any of its affiliates and the Optionee.

         (f) Without limiting any of the Company's rights under this Agreement, the parties hereto acknowledge that the Company shall be entitled to enforce its rights under this Section 5 specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provisions of this Section 5 and to exercise all other rights existing in its favor. The parties hereto acknowledge and agree that the breach of any term or provision of this Section 5 by the Optionee shall materially and irreparably harm the Company, that money damages shall accordingly not be an adequate remedy for any breach of the provisions of this Section 5 by the Optionee and that the Company in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Section 5.


                               [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.



                        ------------------------------


                        By
                           ---------------------------
                             President

                        By
                           ---------------------------
                             Secretary




----------------------------

     -----------------


----------------------------


----------------------------
    Address

Optionee's Taxpayer
Identification Number:


----------------------------


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